UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 5, 2007

HSI Asset Securitization Corporation Trust 2007-NC1
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140923	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 525-8119

                                                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its HSI Asset Securitization Corporation Trust 2007-NC1 Mortgage Pass-Through Certificates, Series 2007-NC1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140923) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $976,663,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its HSI Asset Securitization Corporation Trust 2007-NC1 Mortgage Pass-Through Certificates, Series 2007-NC1 on June 5, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 27, 2006, as supplemented by the Prospectus Supplement dated June 4, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2007, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian, OfficeTiger Global Real Estate Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class X, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of one pool of adjustable and fixed rate, interest-only, fully amortizing and balloon mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,031,323,523 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of May 1, 2007, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian, OfficeTiger Global Real Estate Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of May 1, 2007, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among HSBC Bank USA, National Association, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer,, and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Deutsche Bank National Trust Company, as Trustee, regarding the Servicing Agreement, dated as of June 30, 2006, by and between HSBC Bank USA, National Association and Wells Fargo Bank, N.A.

99.3
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, as amended by the Amendment Reg AB, each dated as of December 1, 2006, each between HSBC Bank USA, National Association, and Countrywide Home Loans, Inc.

99.4
Interest Rate Swap Agreement confirmation between ABN AMRO Bank N.V. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2007-NC1, dated as of June 5, 2007, including ISDA master agreement, schedule to the master agreement and credit support annex .

99.5
Interest Rate Cap Agreement confirmation between ABN AMRO Bank N.V. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2007-NC1, dated as of June 5, 2007, including ISDA master agreement, schedule to the master agreement and credit support annex.

99.6	Mortgage Loan Statistical Information as of the May 1, 2007 cut-off date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By: ___/s/ Andrea Lenox__________
Name: Andrea Lenox
Title: Vice President

Dated: June _5_, 2007

EXHIBIT INDEX

Exhibit No.     Description

4.1
Pooling and Servicing Agreement dated as of May 1, 2007, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and Custodian, OfficeTiger Global Real Estate Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of May 1, 2007, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among HSBC Bank USA, National Association, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer,, and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Deutsche Bank National Trust Company, as Trustee, regarding the Servicing Agreement, dated as of June 30, 2006, by and between HSBC Bank USA, National Association and Wells Fargo Bank, N.A.

99.3
Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, as amended by the Amendment Reg AB, each dated as of December 1, 2006, each between HSBC Bank USA, National Association, and Countrywide Home Loans, Inc.

99.4
Interest Rate Swap Agreement confirmation between ABN AMRO Bank N.V. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2007-NC1, dated as of June 5, 2007, including ISDA master agreement, schedule to the master agreement and credit support annex .

99.5
Interest Rate Cap Agreement confirmation between ABN AMRO Bank N.V. and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2007-NC1, dated as of June 5, 2007, including ISDA master agreement, schedule to the master agreement and credit support annex.

99.6	Mortgage Loan Statistical Information as of the May 1, 2007 cut-off date.